Financial Results Financial Results Third Quarter 2013 Third Quarter 2013 Exhibit 99.1

The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes;
(iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2012 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended September 30, 2013 is based on preliminary unaudited data and is subject to change.

Forward Looking Statements

•
Reported net income of $229.1 million
•
Adjusted net income of $61.3 million
•
Strong margins: Popular, Inc. 4.49%,  BPPR 5.26%
•
Continued improvement across key metrics reaching new lows in the credit cycle and returning to pre-crisis levels
•
NPLs are flat at 2.88% of loans, down 74% from Q3 2010 peak of
10.59%
•
NCO ratio at 1.08%, lowest level since 2007
•
NPL inflows for commercial and mortgage down $24.7 million QoQ, lowest level in the credit cycle
•
Sale of 9.06 million shares for $197 million, retaining a stake of 21.3%
with a market value of approximately $406 million (October 21, 2013)
and book value of $42.4 million as of September 30, 2013
•
Popular recognized an after tax gain of approximately $167.8 million during the third quarter of 2013
Highlights & Q3 2013 Results
Earnings
Credit
EVTC
Credit metrics exclude covered loans

TARP & Capital

•
Robust capital (T1CE ratio of 14.2%), $2.1 billion in excess of 5% CCAR target requirement
•
Derisked balance sheet and enhanced risk management strengthens the company’s position for the most shareholder-friendly exit from TARP
•
Submitted an application to repay TARP in full subject to regulatory approval
Common Tier 1 Capital 5.0% 14.2% 12.4%
Tier 1 Capital 6.0% 18.5% 14.4%
Total Capital 10.0% 19.8% 15.7%
Minimum Well
Capitalized
Ratio
9/30/2013
Pro-forma
9/30/2013 Excl.
TARP

Financial Summary
(unaudited)

•
Pre-tax Q3 variance to Q2 of $28 million driven mostly by FDIC loss share accounting and higher covered OREO expenses
Q3 2013 Q2 2013
See appendix for Non-GAAP to GAAP reconciliation
Non GAAP Non GAAP
In thousands
Adjusted Adjusted
Net interest income $354,206 $354,217 ($11)
Non Interest Income
130,958 136,083 (5,125)
Total revenues before FDIC income (expense)
485,164 490,300 (5,136)
FDIC loss-share income (expense)
(14,866) (3,755) (11,111)
Gross revenues
470,298 486,545 (16,247)
Provision for loan losses (excluding covered loans)
55,230 54,660 570
Provision for loan losses (covered WB loans)
17,433 25,500 (8,067)
Total provision
72,663 80,160 (7,497)
Net revenues
397,635 406,385 (8,750)
Personnel costs
116,839 114,679 2,160
Other real estate owned (OREO) expenses
17,175 5,762 11,413
Other operating expenses
192,335 186,633 5,702
Total operating expenses
326,349 307,074 19,275
Income before tax
71,286 99,311 (28,025)
Income tax expense 9,979 31,207 (21,228)
Net  income $61,307 $68,104 ($6,797)
Adjusted
Variance

Capital

Capital Ratios % Excess Capital ($ in billions)
**Excess capital over “well capitalized” Basel I threshold *Averages for 30 bank holding Companies with $50 billion or more of total consolidated assets, consisting of 19 firms included in Comprehensive Capital
Analysis and Review (CCAR) and 11 firms included in Capital Plan Review
(CapPR).
•
Tier 1 Common Equity capital ratio of 14.2% exceeds current CCAR target requirement of
5% by $2.1 billion
•
We expect to remain “well-capitalized” under the recently announced Basel III rules issued by the Federal Reserve
** **
CCAR & CapPR Q2 2013 * BPOP Q3 2013
14.2
10.6
18.5
11.8
19.8
14.6
10.3
8.6
$2.1
$2.9
$2.3
Tier 1 Common
Tier 1 Capital
Total Capital Tangible Common
Equity
Tier 1 Common
Total Capital Tier 1 Capital

De-risked Loan Portfolios
•
PR has derisked its commercial loan
portfolio by reducing its exposure in
asset classes with historically high loss
content
Construction loan portfolio is down
by 80% since Q4 2007
SME  balances down by 48% from
Q4 2007
•
Collateralized exposure now represents
a larger portion of consumer loan
portfolio
•
Unsecured loans credit quality has
improved as overall FICO scores have
increased
Loan Composition (Held-in Portfolio)
PR Commercial and Construction Portfolio Distribution
6
(1) NCOs distribution represents the percentage allocation of NCOs  from Q1 2008 through Q3 2013 per each loan category
(2) Small and Medium Enterprises
Legacy portfolio is comprised of certain commercial, construction and lease financings lending products exited by the
US.
²
²
²
NCOs
Distribution
CRE SME 2,939 $ 32% 1,789
$
28% ($1,150) -39% 23%
C&I SME 2,287 25% 931 14% (1,356) -59% 28%
C&I Corp 1,592 18% 1,860 29% 268 17% 6%
Construction 1,231 14% 252 4% (979) -80% 38%
CRE Corp 892 10% 1,590 24% 698 78% 4%
Multifamily 64 1% 85 1% 21 33% 1%
Q4 2007 Q3 2013 Variance $ in millions
$ in millions Q4 2007 Q3 2013 Q4 2007 Q3 2013 Q4 2007 Q3 2013 Variance
Commercial
$7,774 $6,255 $4,514 $3,591 $12,288 $9,846 ($2,442)
Consumer
3,552 3,274 1,698 626 5,250 3,900 (1,350)
Mortgage
2,933 5,344 3,139 1,269 6,072 6,613 541
Construction
1,231 252 236 41 1,467 293 (1,174)
Leases
814 539 -
-
814 539 (275)
Legacy
- -
2,130 236 2,130 236 (1,894)
Total
Puerto Rico US Total
$16,304 $15,664 $11,717 $5,763 $28,021 $21,427 ($6,594)
Total $9,005 $6,507 ($2,498)
-28%
(1)
100%

$944
$859
$971
$1,142
$852
$866
$1,026
$1,101
$1,293
$1,500
$2,084
$2,245
$2,402
$2,448
$2,539
$2,623
$2,489
$2,314
$2,277
$2,254
$2,365
$2,311
$2,178
$2,120
$2,002
$1,419
$992
1.8%
2.1%
2.4%
1.9%
2.1%
2.5%
2.7%
3.3%
4.0%
5.7%
6.3%
6.9%
7.2%
6.0%
6.4%
6.4%
6.0%
5.8%
5.9%
6.3%
6.2%
5.9%
5.8%
5.5%
3.8%
2.7%
2.6%
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
NPLs OREO NPL HFS NPAs/Total Assets
Credit Improvement Accelerated by Bulk Sales
•
Non-performing loans held-in-portfolio increased by
$4 million, or 1%, QoQ and declined by $933 million,
or 60% YoY
•
NPL to loans stand at 2.9% for Q3 2013, unchanged
from Q2 2013, and at the same level  as Q1 2008
•
QoQ increase is driven by PR mortgage NPLs due to
reduced level of outflows given lower balances after
the NPL bulk sale
Non-Performing Loans HIP ($M)
7
Non-Performing Assets ($M)
Metrics exclude covered loans
•
Non-performing assets declined by $49 million,
or 5%, QoQ and $1.2 billion, or 55%, YoY
•
Improvements accelerated by NPA bulk sales
completed
during the first half of 2013
•
QoQ decline mainly due to continued OREO
dispositions
$618
$770
$858
$1,008
$771
$781
$923
$1,028
$1,203
$1,404
$1,978
$2,116
$2,276
$2,313
$2,330
$2,344
$1,572
$1,614
$1,625
$1,732
$1,738
$1,682
$1,563
$1,550
$1,425
$1,051
$614
2.4%
2.7%
3.1%
2.8%
2.9%
3.5%
3.9%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
10.6%
7.6%
7.9%
7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9%
2.9%
0.0
2.0
4.0
6.0
8.0
10.
12.
14.
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
Mortgage Commercial & Construction Other NPL/Loans (HIP)
4.7%

Steady Improvements in NPL Inflows
•
Total NPL inflows decreased by $24 million, or
13% QoQ, and down by 83% from peak levels in
Q2 2009
•
Commercial NPL inflows in Puerto Rico
decreased by $20 million, or 33% QoQ, reaching
the lowest level in the credit cycle
•
Mortgage NPL inflows in Puerto Rico continued
improving, down by $5 million, or 5% QoQ
8
Excludes consumer loans
Metrics exclude covered loans
$9 $13 $10 $8 $6 $6 $10 $8 $5 $7 $5
$140
$154
$175
$232
$187
$166
$157
$167
$110
$99
$94
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
US Inflows PR Inflows
$67
$92 $87 $84
$55
$51 $52
$34
$26 $29
$27
$271
$273
$397
$333
$279
$231
$257
$210
$158
$158
$136
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
US Inflows PR Inflows
$58
$79 $77 $76
$48
$45 $42
$26
$22 $22 $22
$131
$119
$222
$101
$93
$65
$100
$43
$48
$59
$42
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
US Inflows PR Inflows
Total NPL Inflows ($M)
Mortgage NPL Inflows ($M) Commercial, Construction & Legacy NPL Inflows ($M)

Continued Progress in Asset Quality
•
NCOs for Q3 2013 are down by $21 million QoQ
Commercial NCOs down by $19 million, or 48%
NCO ratio stands at 1.08%, under 2% for six
consecutive quarters
NCO ratio fell to the lowest level since Q3 2007
NCO ($M) and NCO-to-HIP Loan  Ratio
Provision ($M) and Provision-to-NCO Ratio
9
Metrics exclude covered loans
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
$529
$526
44%
42%
40% 40% 40%
41% 41%
44%
56%
$727
$690
$693
$690
$665
$649
$636
$622
$584
86%
85%
130% 129%
128%
137%
154%
165% 166%
154%
179%
167%
227%
ALLL ALLL/NCO ALLL/NPL
PLL NPL Sale PLL PLL/NCO NPL Sale PLL/NCO
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
$60
$96
$151
$124
$83 $82
$84
$86
$58
$55 $55
$149
$169
71%
69%
43%
72%
111%
98%
76%
83%
87%
86%
95%
84%
80%
NCO NPL Sale Charge-offs NCO% NPL Sale NCO%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
$139
$133
$135
$126
$108
$98
$96
$101
$81
$79
$58
2.74%
2.59%
2.64%
2.46%
2.13%
1.93%
1.87% 1.94%
1.55%
1.47%
1.08%
$163
$200
4.66%
5.16%
•
PLLL remained flat at $55 million from Q2 2013
(excluding sale impact);
Provision to NCO stands at 95%, compared to 69% in
Q2 2013
•
ALLL remained unchanged at 2.46% of loans
•
ALLL to NPL coverage ratio has significantly improved to
85% for Q3 2013, from a low of 40% in Q3 2011,
primarily driven by the bulk sales in the first half of the
year
ALLL ($M), ALLL-to-NCO and ALLL-to-NPL Ratios

PR Government Exposure
•
Loans to the Government of Puerto Rico and Public Corporations
are either collateralized loans or obligations that have a specific source of income or revenues identified for their repayment
10
Direct
Exposure
$388 million
outstanding
Indirect
Exposure
$359 million
outstanding
Municipalities
$408 million
outstanding
•
Our current exposure to the PR government and its instrumentalities is $1.4 billion, of which $1.2 billion is outstanding
•
Of the amount outstanding, $951 million consists of loans and $204 million is securities
•
Loans to various municipalities backed by unlimited taxing power or real and personal property taxes collected within such municipalities
•
Includes $272 million residential mortgage loans to individual borrowers with a government guarantee
•
$52 million in FNMA, GNMA or residential loan CMOs
non governments tenants
•
$35 million of industrial development notes payable primarily by

Driving Shareholder Value

Capital
Earnings
Additional
Value
•
Robust capital with excess Tier 1 Common Equity of $2.1 billion and significantly improved asset quality move us closer to TARP exit in the most shareholder-friendly fashion
•
Application for TARP repayment was submitted
•
Unique franchise in PR provides strong, stable revenue-generating capacity
•
Popular’s credit metrics are now close to historical low levels
•
EVTC ownership, BHD stake and continued improvement in US
operations

APPENDIX APPENDIX

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$36 billion in assets (top 50 bank holding
company in the U.S.)
•
$25 billion in total loans
•
$26 billion in total deposits
•
276 branches serving customers in Puerto
Rico, New York, California, Florida, Illinois,
U.S. Virgin Islands, and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $2.7 billion
1
1 As of September 30, 2013
*Doing business as Popular Community Bank.
Summary Corporate Structure
Assets = $36.1bn
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = 27.1  bn
Assets = $8.8bn
Banco Popular
North America*
Puerto Rico operations
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes
outsourcing
21.3% stake
Adjusted EBITDA  of $175.3
million for the 12-months
ended June 30, 2013; $43.4
million for Q2 2013.
Dominican
Republic bank
19.99% stake
2012
approximate net
income $114
million
13
Selected equity investments
(first two under “corporate”
segment and third and fourth under PR):
PRLP 2011 Holdings
PR Asset Portfolio 2013-1
International, LLC
Construction and
commercial loans vehicle
24.9% stake
Construction, commercial
loans and OREOs vehicle
24.9% stake

US GAAP Non GAAP
In thousands, except per share amount Actual EVERTEC's SPO Adjusted
Net interest income $354,206 $354,206
Non interest income
306,825 175,867 130,958
Total revenues before FDIC income (expense)
661,031 175,867 485,164
FDIC loss-share income (expense)
(14,866) (14,866)
Gross revenues
646,165 175,867 470,298
Provision for loan losses (excluding covered loans)
[1] 55,230 55,230
Provision for loan losses (covered loans)
17,433 17,433
Total provision
72,663 72,663
Net revenues
573,502 175,867 397,635
Personnel costs
116,839 116,839
Other real estate owned (OREO) expenses
17,175 17,175
Other operating expenses
192,585 250 192,335
Total operating expenses
326,599 250 326,349
Income before tax
246,903 175,617 71,286
Income tax expense 17,768 7,789 9,979
Net income $229,135 $167,828 $61,307
EPS - Basic $2.22
EPS - Diluted $2.22
NIM 4.49%
Tangible book value per share (quarter end) $35.32
Market price (quarter end) $26.25
Q3 2013
GAAP Reconciliation Q3 2013

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
[2]  Represents the impact of the gross receipt tax corresponding to the first quarter 2013, recorded during the second quarter after enactment.
[3] Represents the net benefit of $215.6 million for the increase on the net deferred tax asset from the change of the corporate tax rate from 30% to 39%, $7.9 million resulting from the adjustment in tax rate for distributions from EVERTEC from 15% to 4%, offset by an adjustment of $11.9 million on the deferred tax liability related to the covered loans portfolio.
15
GAAP Reconciliation Q2 2013
US GAAP
Non
GAAP
In thousands, except per share amount
Actual NPL Sale
EVERTEC's
IPO
Income Tax
Adjustment
[2][3]
Adjusted
Net interest income $355,719 $1,502 $354,217
Service fees & other oper. income
290,874 (3,047) 162,091 131,830
Gain (loss) on sale of investments, loans & trading 6,244 (3,865) 5,856 4,253
Non interest income (loss) 297,118 (6,912) 167,947 - 136,083
Total revenues before FDIC income (expense)
652,837 (6,912) 169,449 490,300
FDIC loss-share income (expense)
(3,755) (3,755)
Gross revenues 649,082 (6,912) 169,449 486,545
Provision for loan losses (excluding covered loans)
[1]
223,908 169,248 54,660
Provision for loan losses (covered loans)
25,500 25,500
Total provision
249,408 169,248 80,160
Net revenues
399,674 (176,160) 169,449 406,385
Personnel costs
114,679 114,679
Other real estate owned (OREO) expenses
5,762 5,762
Other operating expenses
189,145 856 1,656 186,633
Total operating expenses
309,586 856 1,656 307,074
Income before tax
90,088 (176,160) 168,593 (1,656) 99,311
Income tax (benefit) expense
(237,380) (68,987) 11,988 (211,588) 31,207
Net income (loss) $327,468 ($107,173) $156,605 $209,932 $68,104
EPS - Basic $3.18
EPS - Diluted $3.17
NIM 4.46%
Tangible book value per share (quarter end) $33.38
Q2 2013

Financial Summary: non personnel expenses & taxes (unaudited)

¹
Reclassification of income tax credit related to the gross receipts tax credit from operating expenses to income taxes.
2
Early extinguishment of debt related to early cancelation of $233 million in senior notes.
3
Higher OREO expenses mostly related to write-downs on the commercial and construction covered portfolio which is subject to 80% reimbursement from the FDIC.
4
Income taxes include favorable adjustment in the 2012 tax return related to EVTC distributions ($7.7 million), the reclassification of income tax credit related to the gross receipts tax credit ($3.3 million) and the reversal of uncertain tax positions in PR given statute of limitations expiration ($7.7 million).
¹
²
4
3
Q3 2013 Q2 2013
See appendix for Non-GAAP to GAAP reconciliation
Non GAAP
In thousands
Adjusted Adjusted
Net occupancy expense $     24,711 $    24,108
603 $
Equipment expenses 11,768 11,843
(75)
Other operating taxes 17,749 13,632
4,117
Professional fees 71,789 69,108
2,681
Communications 6,558 6,644
(86)
Business promotion 14,982 15,562
(580)
FDIC deposit insurance 16,100 19,503
(3,403)
Loss on early extinguishment of debt 3,388 -
3,388
OREO expenses 17,175 5,762
11,413
Other operating expenses 22,822 23,766
(944)
Impact of change in fiscal period - -
-
Amortization of intangibles 2,468 2,467
1
Total non personnel expenses
$   209,510 $  192,395
17,115 $
Income tax expense $       9,979 $    31,207 (21,228) $
Adjusted
Variance
Non GAAP

Consolidated Credit Summary
1 Excluding provision for loan losses and net write-downs related to the asset sale
$ in millions Q3 13 Q2 13 Q1 13 Q4 12 Q3 12
Loans Held in Portfolio (HIP) $21,427 $21,522 $21,634 $20,984 $20,754
Performing HFS 123 180 183 258 228
NPL HFS 2 11 18 96 109
Total Non Covered Loans 21,552 21,713 21,835 21,338 21,091
Non-performing loans (NPLs) $618 $614 $1,051 $1,425 $1,550
Commercial $320 $328 $321 $665 $777
Construction $29 $45 $51 $43 $50
Legacy $24 $28 $36 $41 $49
Mortgage $203 $172 $601 $630 $632
Consumer $42 $41 $42 $46 $43
NPLs HIP to loans HIP 2.88% 2.85% 4.86% 6.79% 7.47%
Net charge-offs (NCOs) $58 $79 $81 $101 $96
Commercial $21 $41 $32 $49 $47
Construction ($5) ($2) $0 ($2) ($1)
Legacy $2 ($1) $2 $3 $4
Mortgage $13 $16 $20 $20 $16
Consumer $27 $26 $27 $31 $29
Write-downs bulk sale $0 $200 $163 $0 $0
NCOs to average loans HIP 1.08% 1.47%
1
1.55%
1
1.94% 1.87%
Provision for loan losses (PLL) $55 $55
1
$58
1
$86 $84
PLL to average loans HIP 1.03% 1.02%
1
1.10%
1
1.66% 1.63%
PLL to NCOs 0.95x 0.69x
1
0.71x
1
0.86x 0.87x
Allowance for loan losses (ALL) $526 $529 $584 $622 $636
ALL to loans HIP 2.46% 2.46% 2.70% 2.96% 3.07%
ALL to NPLs HIP 85.19% 86.14% 55.54% 43.62% 41.04%
(Excluding Covered Loans)

PR & US Business

1 Excludes covered loans
$ in millions (unaudited)
Net Interest Income
$310 $315 ($5) $73 $68 $5
Non Interest Income
91 103 (12) 17 13 4
Gross Revenues
Provision (non-covered)
51 231 (180) 5 (7) 12
Provision (covered WB)
Provision for loan losses
68 256 (188) 5 (7) 12
Expenses
244 238 6 59 56 3
Tax Expense (Benefit)
26 (236) 262 1 1 0
Net  Income
NPLs  (HIP) ¹
$441 $419 $22 $176 $195 ($19)
NPLs  (HIP + HFS) ¹
442 426 178 199
Loan loss reserve ¹
399 394 127 135
Assets
$27,090 $27,699 ($609) $8,782 $8,800 ($18)
Loans  (HIP)
18,739 18,890 5,763 5,830
Loans  (HIP + HFS)
18,860 19,074 5,766 5,836
Deposits
20,401 20,719 (318) 6,042 6,096 (54)
NIM
5.26% 5.26% 0.00% 3.66% 3.43% 0.23%
PR US
Q3 13 Q2 13
Variance Variance
Q3 13 Q2 13
401 418
(17)
$63 $160 ($97)
90
81
9
$25 $31 ($6)
17 25 (8)
16
(151)
(214)
(21)
(8)
(67)
(70)
- - -
5

Popular, Inc. Credit Ratings
•
Our senior unsecured ratings have been gradually improving since 2010:
•
Moody’s:
B1 Negative Outlook (Revised October 2013)
•
Fitch:
BB- Stable Outlook (Revised January 2013)
•
S&P: B+ Stable Outlook (Revised December 2011)
•
October 2013: Moody’s revised outlook to negative
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January 2013: Fitch raised to BB- from B+; outlook revised to stable
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December 2012: Moody’s downgraded BPOP to B1; stable outlook assigned
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April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
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January 2012:  Fitch raised BPOP’s outlook to positive
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December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks
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July 2011: S&P raised our senior unsecured rating by one notch to B+
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As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings

Financial Results Financial Results Third Quarter 2013 Third Quarter 2013